UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 23, 2018. At that meeting, the Company’s shareholders voted on the matters set forth below:

1.	All of the nominees for election to the Board of Directors were elected, each for a term of office expiring at the annual meeting of shareholders to be held in 2019, by the following vote:

	Votes Cast

	For	Withheld	Broker Non-Votes
M. Shân Atkins	29,765,763	669,412	2,757,721
Dennis Eidson	29,774,040	661,135	2,757,721
Frank M. Gambino	29,763,195	671,980	2,757,721
Douglas A. Hacker	30,155,599	279,576	2,757,721
Yvonne R. Jackson	30,083,082	352,093	2,757,721
Matthew Mannelly	30,238,311	196,864	2,757,721
Elizabeth A. Nickels	29,777,434	657,741	2,757,721
Hawthorne L. Proctor	30,228,941	206,234	2,757,721
David M. Staples	30,224,442	210,733	2,757,721
Gregg A. Tanner	30,234,753	200,422	2,757,721
William R. Voss	30,211,075	224,100	2,757,721

2.	Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement, by the following vote:

Votes for	28,564,578
Votes against	1,851,855
Abstentions	18,742
Broker Non-Votes	2,757,721

3.	Shareholders approved a proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year ending December 29, 2018 by the following vote:

Votes for	32,588,808
Votes against	594,327
Abstentions	9,761
Broker Non-Votes	0

Item 7.01Regulation FD Disclosure.

On May 24, 2018, the Company issued a press release announcing that Doug Hacker has been elected Lead Independent Director of the Board of Directors. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

The Company also issued a press release announcing the results of voting at the annual meeting. The press release is attached to this report as Exhibit 99.2 and is incorporated here by reference.

                    The information reported in this Item 7.01 (including the press releases) is furnished to and not "filed" with the Commission for the purposes of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release dated May 24, 2018.

99.2	Press Release dated May 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2018	SpartanNash Company

	By:	/s/ Mark Shamber
Mark Shamber Executive Vice President and Chief Financial Officer